Exhibit 10.1

LINE OF CREDIT AGREEMENT

THIS LINE OF CREDIT AGREEMENT (the “Agreement”) is made and entered into as of September 3, 2024 (“Effective Date”), by and between NeoVolta, Inc., a Nevada corporation (“Borrower”), and National Energy Modelers, Inc. (“Lender”).

RECITALS:

A. Borrower has requested Lender to provide the Loan to Borrower, subject to the compliance by Borrower with all the terms and conditions hereof; and

B. Lender agrees to provide such Loan on the terms and conditions forth herein.

NOW, THEREFORE, in consideration of the mutual promises, conditions, representations, and warranties hereinafter set forth, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto have mutually agreed as follows:

1. Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“Agreement” shall mean this Line of Credit Agreement.

“Borrower” shall have the meaning set forth above.

“Business Day” shall mean any day except a Saturday, a Sunday, or any other day on which commercial banks are required or authorized to close in New York, New York.

“Contractual Obligation” shall mean any provision of any agreement, instrument, or undertaking to which such Person is a party or by which it or any of its property is bound.

“Event of Default” shall have the meaning set forth in Article 7 hereof.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory, or administrative functions pertaining to government.

“Interest Rate” shall have the meaning set forth in Section 2.2 hereof.

“Lender” shall have the meaning set forth above.

“Lien” shall mean any interest in property (real, personal, or mixed, and tangible or intangible) securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including a security interest, security title or Lien arising from a security agreement, mortgage, deed of trust, deed to secure debt, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term “Lien” shall include covenants, conditions, restrictions, leases, and other encumbrances affecting any property. For the purpose of this Agreement, Borrower shall be deemed to be the owner of any property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

“Loan” shall mean that secured line of credit in the maximum principal amount of Five Million and 00/100 Dollars ($5,000,000.00) advanced by Lender to Borrower from time-to-time evidenced by the Note, as further described in Article 2 hereof.

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“Loan Advance” shall have the meaning set forth in Section 2.1 hereof.

“Loan Documents” refers to this Agreement, the Note, and any other instrument executed and delivered to evidence the Loan, and any and all other agreements, instruments, and documents heretofore, now or hereafter, executed by Borrower and delivered to Lender in respect to the transactions contemplated by the Agreement.

“Maturity Date” shall have the meaning set forth in Section 2.1 hereof. “Note” shall have the meaning set forth in Section 2.1 hereof.

“Person” shall mean an individual, partnership, corporation, joint stock company, firm, land trust, business trust, unincorporated organization, limited liability company, or other business entity, or a government or agency or political subdivision thereof.

“Requirement of Law” shall mean as to any Person, the articles of incorporation and bylaws or other organizational or governing documents of the Person, and any law, rule or regulation, or determination of a court or other Governmental Authority, in each case applicable to or binding on the Person or any of its property or to which the Person or any of its property is subject.

2. The Loan.

2.1 Loan Terms. Subject to the terms and conditions hereof, Lender agrees to make the Loan available to Borrower. The Loan shall be repaid as set forth below on or before the date that is two years from the Effective Date (the “Maturity Date”). From time-to-time until the Maturity Date, Lender shall provide Borrower advances of funds in accordance with the terms and conditions hereof (each, a “Loan Advance” and collectively, the “Loan Advances”). Until the Maturity Date, Borrower may borrow under this Section 2.1; provided, that the amount of any Loan Advance to be made at any time shall not exceed the availability under the Loan at such time and no Event of Default has occurred or is continuing at such time. Each Loan Advance shall be made on written notice by Borrower to Lender by email transmission. Any such notice must be given not less than three (3) Business Days prior to the proposed Loan Advance. Each such notice must be given in writing by Borrower. The date of disbursement of each Loan Advance shall be referred to herein as an “Advance Date.” On the Effective Date, Borrower shall execute and deliver to Lender an unsecured promissory note to evidence the Loan, substantially in the form attached hereto as Exhibit A (the “Note”).

2.2 Interest. Interest on the Loan shall accrue on the Loan Advances outstanding from time to time at the rate of sixteen percent (16%) per annum (the “Interest Rate”) and is payable on the last Business Day of each month until the Maturity Date. Interest will be calculated on the Loan Advances on the basis of a 360-day year consisting of twelve 30-day months.

2.3 Prepayment. At Borrower’s option, prepayments of outstanding principal may be made without penalty at any time prior to the Maturity Date; provided, that any prepayment shall be accompanied by accrued but unpaid interest on the amount of such principal prepayment.

2.4 Term of Agreement. This Agreement shall remain in force and effect until the Maturity Date, or any extension thereof.

2.5 Use of Proceeds. Borrower shall use the proceeds of the Loan for working capital and other general corporate purposes.

2.6 Payments.

(a)  All payments made under the Note shall be without setoff or counterclaim, and in currency of the United States of America that at the time of payment is legal tender for the payment of public and private debt.

(b)  All sums paid to Lender by Borrower hereunder shall be paid directly to Lender in immediately available funds.

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2.7 Limitation on Interest Charges. Lender and Borrower intend to comply strictly with applicable law regulating the maximum allowable rate or amount of interest that Lender may charge and collect on the Loans to Borrower pursuant to this Agreement. Accordingly, and notwithstanding anything in any Note or in this Agreement to the contrary, the maximum, aggregate amount of interest and other charges constituting interest under applicable law that are payable, chargeable, or receivable under any Note and this Agreement shall not exceed the maximum amount of interest now allowed by applicable law or any greater amount of interest allowed because of a future amendment to existing law. Borrower is not liable for any interest in excess of the maximum lawful amount, and any excess interest charged or collected by Lender will constitute an inadvertent mistake and, if charged but not paid, will be cancelled automatically, or, if paid, will be either refunded to Borrower or credited against the outstanding principal balance of the applicable Note, at the election of Lender.

2.8 Grant of Security Interest. As security for the prompt and complete payment, performance and observance of all obligations of Borrower hereunder, Borrower hereby grants to Lender, and agrees that Lender shall have a security interest in the following collateral (the “Collateral”): all assets of Borrower.

3.  Conditions of Lending. In addition to any other requirements set forth in this Agreement, Lender shall not be obligated to make any Loan Advance unless, at the time thereof, the following conditions shall have been met:

3.1 Company Proceedings. All proper company proceedings shall have been taken by Borrower to authorize this Agreement and the transactions contemplated hereby.

3.2 Loan Documents. Lender shall have received executed copies of this Agreement and the Note.

3.3 Default. No event shall have occurred or be continuing which constitutes an Event of Default.

3.4 Availability Under Loan. With respect to a Loan Advance, there must be sufficient availability of credit under the Loan for such Loan Advance to be made.

4.  Representations and Warranties of Borrower. Borrower hereby represents, warrants, and covenants to Lender that:

4.1 Organization and Qualification of Borrower. Borrower is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation or formation; has the power to own its properties and to carry on its business as now being conducted; and is duly qualified to do business and is in good standing in every jurisdiction in which the character of the properties owned by it or in which the transaction of its business makes its qualification necessary.

4.2 Corporate Power and Authorization; Compliance with Law. Borrower has full power and authority to enter into this Agreement, to borrow hereunder, to execute and deliver the Note and any other Loan Documents, and to incur the obligations provided for herein, all of which have been authorized by all proper and necessary corporate action. Borrower is in material compliance with all Requirements of Law applicable to it and possesses all governmental franchises, licenses, and permits that are necessary to own or lease its assets and to carry on its business as now conducted.

4.3 Enforceability; No Legal Bar. This Agreement has been, and each other Loan Document to which it is a party will be, duly executed and delivered to Lender on behalf of Borrower. This Agreement and each of the other Loan Documents constitute, and the Note when executed and delivered for value received will constitute, a valid and legally binding obligation of Borrower enforceable in accordance with their respective terms. The execution, delivery, and performance by Borrower of this Agreement and the other Loan Documents to which it is a party, Borrower’s borrowings pursuant to this Agreement, and use of the loan proceeds, will not violate any Requirement of Law applicable to Borrower or constitute a breach or violation of, a default under, or require any consent under, any of its Contractual Obligations, and will not result in a breach or violation of, or require the creation or imposition of any Lien on any of its properties or revenues pursuant to any Requirement of Law or Contractual Obligation.

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4.4 Full Disclosure. All information furnished by Borrower to Lender concerning Borrower, its financial condition, or otherwise for the purpose of obtaining credit or an extension of credit, including information in filings the Borrower makes with the Securities and Exchange Commission (“SEC”), is, or will be at the time the same is furnished, accurate and correct in all material respects and complete insofar as completeness may be necessary to give Lender a true and accurate knowledge of the subject matter. The books of account, minute books, and stock record books of Borrower are complete and correct and have been maintained in accordance with good business practices, and there have been no transactions adversely affecting the business of Borrower that should have been set forth therein and have not been so set forth.

5. Representations of the Lender. The Lender hereby represents and warrants to Borrower that:

5.1 Investment Purpose. Lender is acquiring the Note for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Lender agrees not to sell, hypothecate or otherwise transfer the Note without approval of the Borrower.

5.2 Accredited Investor Status. Lender meets the requirements of at least one of the suitability standards for an “Accredited Investor” as that term is defined in Rule 501(a)(3)-(8) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”).

5.3 Investor Qualifications. Lender was not formed for the specific purpose of acquiring the Note, is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, has full power and authority carry out the provisions hereof and thereof and to purchase and hold this Note.

5.4 Solicitation. Lender is unaware of, is in no way relying on, and did not become aware of the offering of the Note through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, in connection with the offering and sale of the Note and is not acquiring the Note, and did not become aware of the offering of the Note, through or as a result of any seminar or meeting to which Lender was invited by, or any solicitation of a subscription by, a person not previously known to Lender in connection with investments in securities generally.

5.5 Brokerage Fees. Lender has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to the Note or the transaction contemplated hereby.

5.6 Knowledge and Experience. Lender has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Note to evaluate the merits and risks of an investment in the Note and the Borrower and to make an informed investment decision with respect thereto.

5.7 Liquidity. Lender has adequate means of providing for Lender’s current financial needs and foreseeable contingencies and has no need for liquidity of its investment in the Note for an indefinite period of time, and after acquiring the Note, Lender will be able to provide for any foreseeable current needs and possible personal contingencies. Lender must bear, and acknowledges the substantial economic risks of, the investment in the Note including the risk of illiquidity and the risk of a complete loss of this investment.

5.8 High Risk Investment. Lender is aware that an investment in the Note involves a number of very significant risks and has carefully researched and reviewed and understands the risks of, and other considerations relating to, acquiring the Note.

5.9 Reliance on Exemptions. Lender understands that the Note is being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that Borrower is relying in part upon the truth and accuracy of, and such Lender’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Lender set forth herein in order to determine the availability of such exemptions and the eligibility of Lender to acquire the Note.

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5.10 Information. Lender has been furnished with all documents and materials relating to the business, finances and operations of Borrower and information that Lender requested and deemed material to making an informed investment decision regarding its acquisition of the Note. Lender has been afforded the opportunity to review such documents and materials and the information contained therein. Lender has been afforded the opportunity to ask questions of Borrower and its management. Lender understands that such discussions, as well as any written information provided by Borrower, were intended to describe the aspects of Borrower’s business and prospects which Borrower believes to be material, but were not necessarily a thorough or exhaustive description, and except as expressly set forth in this Agreement and the Note, Borrower makes no representation or warranty with respect to the completeness of such information and makes no representation or warranty of any kind with respect to any information provided by any entity other than Borrower. Some of such information may include projections as to the future performance of Borrower, which projections may not be realized, may be based on assumptions which may not be correct and may be subject to numerous factors beyond the Borrower’s control. Additionally, Lender understands and represents that it is acquiring the Note notwithstanding the fact that Borrower may disclose in the future certain material information Lender has not received, including the financial results of Borrower for the current fiscal quarter. Neither such inquiries nor any other due diligence investigations conducted by Lender shall modify, amend or affect Lender’s right to rely on Borrower’s representations and warranties contained herein. Lender has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its investment in the Note.

5.11 No Other Representations or Information. In evaluating the suitability of an investment in the Note, Lender has not relied upon any representation or information (oral or written) with respect to Borrower, or otherwise, other than as stated in this Agreement or the Note.

5.12 No Governmental Review. Lender understands that no United States federal or state agency or any other government or governmental agency has passed on or will pass on, or has made or will make, any recommendation or endorsement of the Note, or the fairness or suitability of the investment in the Note, nor have such authorities passed upon or endorsed the merits of the offering of the Note.

5.13 Transfer or Resale. Lender understands that: (i) the Note has not been and is not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred; and (ii) neither Borrower nor any other person is under any obligation to register such securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

5.14 Confidentiality. Lender acknowledges and agrees that certain of the information received by it in connection with the transactions contemplated by this Agreement is of a confidential nature and may be regarded as material non-public information under Regulation FD promulgated by the SEC and that such information has been furnished to Lender for the sole purpose of enabling Lender to consider and evaluate an investment in the Note. Lender agrees that it will treat such information in a confidential manner, will not use such information for any purpose other than evaluating an investment in the Note, will not, directly or indirectly, trade or permit Lender’s agents, representatives or affiliates to trade in any securities of Borrower while in possession of such information and will not, directly or indirectly, disclose or permit Lender’s agents, representatives or affiliates to disclose any of such information without Borrower’s prior written consent. Lender shall make its agents, affiliates and representatives aware of the confidential nature of the information contained herein and the terms of this section including Lender’s agreement to not disclose such information, to not trade in Borrower’s securities while in the possession of such information and to be responsible for any disclosure or other improper use of such information by such agents, affiliates or representatives. Likewise, without Borrower’s prior written consent, Lender will not, directly or indirectly, make any statements, public announcements or other release or provision of information in any form to any trade publication, to the press or to any other person or entity whose primary business is or includes the publication or dissemination of information related to the transactions contemplated by this Agreement.

5.16 No Legal Advice from Borrower. Lender acknowledges that it has had the opportunity to review this Agreement and the transactions contemplated hereby with its own legal counsel and investment and tax advisors. Lender is relying solely on such advisors and not on any statements or representations of Borrower or any of its employees, representatives or agents for legal, tax, economic and related considerations or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

6.  Affirmative Covenants. Borrower agrees and covenants that until the Maturity Date, Borrower shall:

6.1 Company Existence; Qualification. Maintain its company existence and, in each jurisdiction in which the character of the property owned by it or in which the transaction of its business makes its qualification necessary, maintain good standing.

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6.2 Conduct of Business. Conduct its business as now conducted and do all things necessary to preserve, renew, and keep in full force and effect its rights, patents, permits, licenses, franchises, and trade names necessary to continue its business.

6.3 Lock-Up. The Borrower agrees that at any time at which a Loan Advance is outstanding, the Borrower shall not offer or sell any securities pursuant to its Form S-3 registration statement (file number 333-280400).

7.  Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default (unless and except to the extent that the same is cured within the applicable cure period, if any, or, at the sole discretion of Lender, at any time thereafter):

7.1 Payment Default. If Borrower shall fail to pay any principal amount or interest due hereunder within ten (10) business days of the date such payment is due.

7.2 Bankruptcy.

(a)   Borrower shall: (i) make a general assignment for the benefit of its creditors; (ii) apply for or consent to the appointment of a receiver, trustee, assignee, custodian, sequestrator, liquidator or similar official for itself or any of its assets and properties; (iii) commence a voluntary case for relief as a debtor under the United States Bankruptcy Code; (iv) file with or otherwise submit to any governmental authority any petition, answer or other document seeking: (A) reorganization, (B) an arrangement with creditors or (C) to take advantage of any other present or future applicable law respecting bankruptcy, reorganization, insolvency, readjustment of debts, relief of debtors, dissolution or liquidation; (v) file or otherwise submit any answer or other document admitting or failing to contest the material allegations of a petition or other document filed or otherwise submitted against it in any proceeding under any such applicable law, or (vi) be adjudicated as bankrupt or insolvent by a court of competent jurisdiction; or

(b)  Any case, proceeding or other action shall be commenced against Borrower for the purpose of effecting, or an order, judgment or decree shall be entered by any court of competent jurisdiction approving (in whole or in part) anything specified in Section 7.2(a) hereof, or any receiver, trustee, assignee, custodian, sequestrator, liquidator or other official shall be appointed with respect to Borrower, or shall be appointed to take or shall otherwise acquire possession or control of all or a substantial part of the assets and properties of Borrower, and any of the foregoing shall continue unstayed and in effect for any period of sixty (60) days.

7.3 Breach of Representations or Warranties. Any material breach by Borrower of any of its representations or warranties contained in this Agreement or the Note, which is not cured after twenty (20) Business Days’ written notice from Lender.

7.4 Breach of Covenants. Any default, whether in whole or in part, in any material respect, shall occur in the due observance or performance of any obligations or other covenants, terms or provisions to be performed by Borrower under this Agreement or the Note which is not cured within ten (10) business days after receipt of written notice thereof.

If any Event of Default specified in Section 7.2 occurs, then the full principal amount of this Note, together with any other amounts owing in respect thereof, to the date of the Event of Default, shall become immediately due and payable without any action on the part of Lender, and if any other Event of Default occurs, the full principal amount of this Note, together with any other amounts owing in respect thereof, to the date of acceleration shall become, at Lender’s election, immediately due and payable in cash.

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8. Miscellaneous.

8.1 Actions Not Constituting a Waiver. Neither (i) the failure at any time or times hereafter to require strict performance by Borrower of any of its provisions, warranties, terms and conditions contained in this Agreement or any other agreement, document or instrument now or hereafter executed by Borrower, and delivered to Lender, nor (ii) the failure of Lender to take action or to exercise its remedies with respect to any default or Event of Default hereunder, nor (iii) any delay or omission of Lender to exercise any right, remedy, power, or privilege hereunder after the occurrence of a default or Event of Default, shall act to waive, affect, or diminish any right of Lender to demand strict compliance with the terms of this Agreement or to exercise remedies with respect to any default or Event of Default.

8.2 Headings; Exhibits. Except for the definitions set forth in this Agreement, the headings of the articles, sections, paragraphs and subdivisions of this Agreement are for convenience of reference only, are not to be considered a pan hereof, and shall not limit or otherwise affect any of the terms hereof. Unless otherwise expressly indicated, all references in this Agreement to a section or an exhibit are to a section or an exhibit of this Agreement. All exhibits referred to in this Agreement are an integral part of it and are incorporated by reference in it.

8.3 Notices. Any notice or demand which by any provision of this Agreement is required or provided to be given shall be deemed to have been sufficiently given or served for all purposes by being delivered in person or by electronic transmission to the party to whom the notice or demand is directed or by being sent by overnight courier or first class mail, postage prepaid, to the following address:

If to the Borrower:

NeoVolta, Inc.

13651 Danielson Street, Suite A

Poway, CA 92064

Attention: Chief Financial Officer

Email: sbond@neovolta.com

If to the Lender:

National Energy Modelers, Inc
6801 LAKE WORTH RD. 208
GREENACRES, FL 33467

8.4 Benefits. All of the terms and provisions of this Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns. No right or obligation hereunder shall be assigned by any party without the express prior written consent of the other party, which consent will not be unreasonably withheld. Neither this Agreement nor any term hereof shall be amended, modified, waived or varied except by an instrument in writing signed by the Lender and Borrower.

8.5 Governing Law and Venue. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard exclusively in federal or state court sitting in Palm Beach County, Florida.

8.6 Counterparts; Severability. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but such counterparts shall together constitute one and the same instrument. Any provision in this Agreement which may be unenforceable or invalid under any law shall be ineffective to the extent of such unenforceability or invalidity without affecting the enforceability or validity of any other provisions hereof.

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8.7 Limitation of Grant. Nothing in this Agreement, whether express or implied, is intended or should be construed to confer upon, or to grant to, any Person, except Lender and Borrower, any right, remedy, or claim under or because of either this Agreement or any provision of it.

8.8 Confidentiality. Lender shall maintain the confidentiality of trade secret information furnished to Lender regarding Borrower’s business operations, except to the extent that disclosure of this information is required by law or by a court of competent jurisdiction.

8.9 Waiver of Trial By Jury. The Borrower and the Lender knowingly, voluntarily and intentionally waive the right any of them may have to a trial by jury in respect of any litigation based hereon, or arising out of, under or in connection with the Loan Documents and any agreement contemplated to be executed in conjunction therewith, or any course of conduct, course of dealing, statements (whether verbal or written) or actions of any party. This provision is a material inducement for the Lender entering into the loan evidenced by the Loan Documents.

8.10 Currency. All references to “$” or dollars in this Note shall refer to the currency of the United States.

8.11 NOTICE OF FINAL AGREEMENT. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, each of Borrower and Lender has caused this Agreement to be executed by its duly authorized officer.

BORROWER:

NeoVolta, Inc.

By:	/s/ Steve Bond
Name:	Steve Bond
Title:	CFO

LENDER:

National Energy Modelers, Inc.

By:	/s/ Lee Ferry
Name:	Lee Ferry
Title:	President

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EXHIBIT A

SECURED PROMISSORY NOTE

September 3, 2024

FOR VALUE RECEIVED, the undersigned, NEOVOLTA, INC. (herein called the “Company”) a corporation organized and existing under the laws of the State of Nevada, with its principal place of business at 13651 Danielson Street, Suite A, Poway, CA 92064, hereby promises to pay to the order of National Energy Modelers, Inc, (including any assignee or transferee of, or other holder of, this Note, the "Lender"), at such place as the Lender may from time to time designate in writing, the principal sum of the lesser of (a) Five Million and 00/100 Dollars ($5,000,000.00), or (b) the aggregate unpaid principal amount of all loans made by the Lenders to the Company pursuant to the Line of Credit Agreement (defined below) and this Note, on or before September 3, 2026 (the “Maturity Date”), together with all interest accrued thereon in accordance with the terms of this Note. Payments of principal of and interest on this Note are to be made in lawful money of the United States of America.

This Note has been issued in accordance with exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Line of Credit Agreement, dated as of even date herewith (the “Line of Credit Agreement”), between the Company and the Lender (as defined below). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Line of Credit Agreement.

SECTION l.         PAYMENTS; SECURITY INTEREST

Section 1.1. Payment on Maturity. On the Maturity Date, the Company will pay the then outstanding principal amount of this Note together with any accrued and unpaid interest thereon. Until the Note has been paid in full, the Company will make payments of accrued interest on the Note on the last Business Day of each month.

Section 1.2. Grant of Security Interest. As security for the prompt and complete payment, performance and observance of all obligations of the Company hereunder, the Company hereby grants to Lender, and agrees that Lender shall have a security interest in the following collateral (the “Collateral”): all assets of the Company.

SECTION 2.         EVENT OF DEFAULT; REMEDIES ON DEFAULT, ETC.

Section 2.1. Acceleration. (a) If an Event of Default (as defined in the Line of Credit Agreement) specified in Section 7.2 of the Line of Credit Agreement occurs, then the full principal amount of this Note, together with any other amounts owing in respect thereof, to the date of the Event of Default, shall become immediately due and payable without any action on the part of Lender, and if any other Event of Default occurs, the full principal amount of this Note, together with any other amounts owing in respect thereof, to the date of acceleration shall become, at Lender’s election, immediately due and payable in cash.

Section 2.2. Rescission. At any time after this Note has been declared due and payable pursuant to Section 2.1, the Lender, by written notice to the Company, may rescind and annul any such declaration and its consequences.

SECTION 3.        AMENDMENT AND WAIVER.

This Note may be amended, and the observance of any term hereof may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Lender. Any amendment or waiver consented to as provided in this Section 3 is binding upon the Lender, each subsequent holder of this Note and upon the Company without regard to whether this Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the Lender nor any delay in exercising any rights hereunder shall operate as a waiver of any rights of the Lender. As used herein, the term "this Note" and references hereto shall mean this Promissory Note as it may from time to time be amended or supplemented.

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SECTION 4.        NOTICES.

All notices and communications provided for hereunder shall be as set forth in the Line of Credit Agreement.

SECTION 5.        MISCELLANEOUS.

Section 5.1. Successors and Assigns. All covenants and other agreements contained in this Note by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of this Note) whether so expressed or not. The Lender agrees that it may not assign this Note without the approval of the Company.

Section 5.2. Severability. Any provision of this Note that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 5.3. Governing Law. This Note shall be governed by and interpreted in accordance with the laws of the State of California without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard exclusively in federal or state court sitting in Palm Beach County, FL.

COMPANY:

NeoVolta, Inc.

By:	/s/ Steve Bond
Name:	Steve Bond
Title:	CFO

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